PowerShares Exchange-Traded
Fund Trust

PowerShares Fundamental Pure Large Core Portfolio
(formerly PowerShares Dynamic Large Cap Portfolio)
(NYSE Arca, Inc. – PXLC)

PowerShares Fundamental Pure Mid Growth Portfolio
(formerly PowerShares Dynamic Mid Cap Growth Portfolio)
(NYSE Arca, Inc. – PXMG)

PowerShares Fundamental Pure Mid Core Portfolio
(formerly PowerShares Dynamic Mid Cap Portfolio)
(NYSE Arca, Inc. – PXMC)

PowerShares Fundamental Pure Mid Value Portfolio
(formerly PowerShares Dynamic Mid Cap Value Portfolio)
(NYSE Arca, Inc. – PXMV)

PowerShares Fundamental Pure Small Growth Portfolio
(formerly PowerShares Dynamic Small Cap Growth Portfolio)
(NYSE Arca, Inc. – PXSG)

PowerShares Fundamental Pure Small Core Portfolio
(formerly PowerShares Dynamic Small Cap Portfolio)
(NYSE Arca, Inc. – PXSC)

PowerShares Fundamental Pure Small Value Portfolio
(formerly PowerShares Dynamic Small Cap Value Portfolio)
(NYSE Arca, Inc. – PXSV)

June 16, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Information

3	PowerShares Fundamental Pure Large Core Portfolio

8	PowerShares Fundamental Pure Mid Growth Portfolio

14	PowerShares Fundamental Pure Mid Core Portfolio

20	PowerShares Fundamental Pure Mid Value Portfolio

26	PowerShares Fundamental Pure Small Growth Portfolio

32	PowerShares Fundamental Pure Small Core Portfolio

38	PowerShares Fundamental Pure Small Value Portfolio

44	Summary Information About Purchases, Sales and Taxes

44	Additional Information About the Funds' Strategies and Risks

53	Tax-Advantaged Structure of ETFs

54	Portfolio Holdings

54	Management of the Funds

56	How to Buy and Sell Shares

57	Frequent Purchases and Redemptions of Shares

58	Dividends, Distributions and Taxes

59	Distributor

59	Net Asset Value

60	Fund Service Providers

61	Financial Highlights

69	Index Provider

69	Disclaimers

70	Premium/Discount Information

70	Other Information

PowerShares
Fundamental Pure Large Core Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Large Core Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "large core" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "large" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "large" and "core." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally large companies. The Fund considers "fundamentally large" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "core." Although "core" funds could also include some stocks that, based on their classification, would be considered "growth" or "value," the Underlying Index contains only those stocks that the Index Provider classifies as pure "core" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the healthcare sector. The healthcare sector includes companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Large" Company Risk. Returns on investments in common stocks of "fundamentally large" U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

Core Investing Style Risk. The returns on "core" common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Healthcare Sector Risk. The market value of securities of issuers in the healthcare sector can be affected by factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 4.65%.

Best Quarter	Worst Quarter
12.44% (2nd Quarter 2009)	(18.98)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Large Cap IntellidexSM Index." "1 Year" and "Since Inception" performance for the RAFI® Fundamental Large Core Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	Since Inception (12/1/06)
Return Before Taxes	12.83%	1.47%
Return After Taxes on Distributions	12.21%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares	8.30%	0.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	0.89%
Russell Top 200® Index (reflects no deduction for fees, expenses or taxes)	13.64%	0.39%
Dynamic Large Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	13.58%	2.19%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Mid Growth Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Mid Growth Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the

Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "mid growth" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "mid" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "mid" and "growth." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally mid companies. The Fund considers "fundamentally mid" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "growth." Although "growth" funds could also include some stocks that, based on their classification, would be considered "core" or "value," the Underlying Index contains only those stocks that the Index Provider classifies as pure "growth" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the financial services, healthcare, industrial and information technology sectors. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The healthcare sector includes companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. The industrial sector includes companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. The information technology sector includes companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Mid" Company Risk. Investing in common stocks of "fundamentally mid" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally mid" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Growth Investing Style Risk. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations;

unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Healthcare Sector Risk. The market value of securities of issuers in the healthcare sector can be affected by factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Information Technology Sector Risk. The market value of securities of issuers in the information technology sector can be significantly affected by factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 6.74%.

Best Quarter	Worst Quarter
17.26% (4th Quarter 2010)	(24.14)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Mid Cap Growth IntellidexSM Index." "1 Year," "5 Years" and "Since Inception" performance for the RAFI® Fundamental Mid Growth Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	5 Years	Since Inception (3/3/05)
Return Before Taxes	26.25%	4.51%	7.54%
Return After Taxes on Distributions	26.13%	4.44%	7.48%
Return After Taxes on Distributions and Sale of Fund Shares	17.06%	3.84%	6.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	2.63%	3.73%
S&P Citigroup Mid Cap Growth Index (reflects no deduction for fees, expenses or taxes)	31.05%	7.38%	9.13%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	26.60%	4.93%	7.33%
Dynamic Mid Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	27.11%	5.21%	8.31%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Mid Core
Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Mid Core Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the

Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "mid core" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "mid" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "mid" and "core." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally mid companies. The Fund considers "fundamentally mid" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "core." Although "core" funds could also include some stocks that, based on their classification, would be considered "growth" or "value," the Underlying Index contains only those stocks that the Index Provider classifies as pure "core" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the financial services and industrial sectors. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The industrial sector includes companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Mid" Company Risk. Investing in common stocks of "fundamentally mid" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally mid" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Core Investing Style Risk. The returns on "core" common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 6.73%.

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(23.24)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Mid Cap IntellidexSM Index." "1 Year" and "Since Inception" performance for the RAFI® Fundamental Mid Core Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	Since Inception (12/1/06)
Return Before Taxes	19.93%	1.69%
Return After Taxes on Distributions	19.56%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	12.93%	1.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	0.89%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes)	26.95%	6.31%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	24.27%	3.74%
Dynamic Mid Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	20.70%	2.41%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Trust	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Mid Value Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Mid Value Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the

Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "mid value" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "mid" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "mid" and "value." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally mid companies. The Fund considers "fundamentally mid" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "value." Although "value" funds could also include some stocks that, based on their classification, would be considered "growth" or "core," the Underlying Index contains only those stocks that the Index Provider classifies as pure "value" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the consumer discretionary and financial services sectors. The consumer discretionary sector includes companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Mid" Company Risk. Investing in common stocks of "fundamentally mid" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally mid" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Value Investing Style Risk. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" common stocks are less than returns on other styles of investing or the overall stock market. Different types of common stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 6.29%.

Best Quarter	Worst Quarter
18.56% (2nd Quarter 2009)	(21.46)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Mid Cap Value IntellidexSM Index." "1 Year," "5 Years" and "Since Inception" performance for the RAFI® Fundamental Mid Value Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	5 Years	Since Inception (3/3/05)
Return Before Taxes	13.54%	1.17%	3.26%
Return After Taxes on Distributions	13.15%	0.65%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.78%	0.68%	2.47%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	2.63%	3.73%
Russell MidCap Value® Index (reflects no deduction for fees, expenses or taxes)	22.26%	4.04%	6.44%
S&P Citigroup Mid Cap Value Index (reflects no deduction for fees, expenses or taxes)	22.93%	4.67%	7.16%
Dynamic Mid Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	14.23%	1.90%	4.06%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Small
Growth Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Small Growth Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the

Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "small growth" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "small" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "small" and "growth." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally small companies. The Fund considers "fundamentally small" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "growth." Although "growth" funds could also include some stocks that, based on their classification, would be considered "core" or "value," the Underlying Index contains only those stocks that the Index Provider classifies as pure "growth" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the consumer discretionary, financial services and information technology sectors. The consumer discretionary sector includes companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The information technology sector includes companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Small" Company Risk. Investing in common stocks of "fundamentally small" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally small" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Growth Investing Style Risk. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Information Technology Sector Risk. The market value of securities of issuers in the information technology sector can be significantly affected by factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 14.33%.

Best Quarter	Worst Quarter
18.01% (4th Quarter 2010)	(23.82)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Small Cap Growth IntellidexSM Index." "1 Year," "5 Years" and "Since Inception" performance for the RAFI® Fundamental Small Growth Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	5 Years	Since Inception (3/3/05)
Return Before Taxes	35.51%	0.23%	3.45%
Return After Taxes on Distributions	35.51%	0.18%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	23.08%	0.17%	2.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	2.63%	3.73%
S&P Citigroup Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	30.19%	4.74%	7.00%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	31.04%	4.34%	7.14%
Dynamic Small Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	36.56%	1.02%	4.20%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Small Core Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Small Core Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the

Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "small core" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "small" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "small" and "core." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally small companies. The Fund considers "fundamentally small" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "core." Although "core" funds could also include some stocks that, based on their classification, would be considered "growth" or "value," the Underlying Index contains only those stocks that the Index Provider classifies as pure "core" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the financial services and industrial sectors. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The industrial sector includes companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Small" Company Risk. Investing in common stocks of "fundamentally small" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally small" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Core Investing Style Risk. The returns on "core" common stocks may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 9.69%.

Best Quarter	Worst Quarter
17.31% (2nd Quarter 2009)	(27.15)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Small Cap IntellidexSM Index." "1 Year" and "Since Inception" performance for the RAFI® Fundamental Small Core Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	Since Inception (12/1/06)
Return Before Taxes	22.36%	(0.05)%
Return After Taxes on Distributions	22.19%	(0.27)%
Return After Taxes on Distributions and Sale of Fund Shares	14.52%	(0.17)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	0.89%
S&P Small Cap 600® Index (reflects no deduction for fees, expenses or taxes)	25.27%	3.77%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.79%	3.04%
Dynamic Small Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	23.33%	0.85%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

PowerShares
Fundamental Pure Small Value Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the RAFI® Fundamental Small Value Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses(1)	0.16%
Total Annual Fund Operating Expenses(1)	0.45%
Fee Waivers and Expense Assumption(2)	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption(2)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or assume expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$138	$246	$561

(1)  The fee and expense information in the table has been restated to reflect current fees and expenses.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Fund's average daily net assets per year (the "Expense Cap") until at least August 31, 2012, and prior to such date the Adviser may not terminate the arrangement. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the fiscal year ended April 30, 2011, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of common stocks of "small value" U.S. companies (including real estate investment trusts ("REITs")), as classified by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), based on the Index Provider's Fundamental Index® methodology. The Index Provider selects the common stocks to be included in the Underlying Index from a universe comprised of the 2,500 largest U.S. companies. The use of the word "Fundamental" in the Fund's name reflects the fact that, in the selection of the common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to select common stocks for inclusion in the Underlying Index: book value, income, sales and dividends. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, the common stocks are divided into three size groups: "large," "mid" and "small." The common stocks ranked in the top 70% of the eligible universe by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. The "small" size group is then further divided by the Index Provider into "growth," "core" or "value" subsets based on the Fundamental Index® methodology style score, which uses a combination of fundamental growth rates and fundamental valuation ratios. The Underlying Index is comprised only of those common stocks classified by the Index Provider as both "small" and "value." The Fund will normally invest at least 80% of its total assets in common stocks of fundamentally small companies. The Fund considers "fundamentally small" companies to be those companies that comprise the Underlying Index.

The use of the word "Pure" in the Fund's name reflects that, in selecting securities for the Underlying Index, the Index Provider includes only those securities that it has classified as "value." Although "value" funds could also include some stocks that, based on their classification, would be considered "growth" or "core," the Underlying Index contains only those stocks that the Index Provider classifies as pure "value" stocks.

The Fund will generally invest in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the Underlying Index was comprised of companies in the consumer discretionary,

financial services and industrial sectors. The consumer discretionary sector includes companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. The financial services sector includes companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The industrial sector includes companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Sector allocation is not a factor in the construction of the Underlying Index and, accordingly, the Underlying Index's allocations to any particular sector may increase or decrease over time.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Common Stock Risk. The prices of common stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general market and economic conditions, interest rates, investor perceptions and market liquidity.

"Fundamentally Small" Company Risk. Investing in common stocks of "fundamentally small" companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often "fundamentally small" companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Value Investing Style Risk. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" common stocks are less than returns on other styles of investing or the overall stock market. Different types of common stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, it may present more risks than if it were broadly invested over numerous industries and groups of industries. At times, such industry or group of industries may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

REIT Risk. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years compare with those of a broad measure of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund's year-to-date total return for the three months ended March 31, 2011 was 8.88%.

Best Quarter	Worst Quarter
17.34% (2nd Quarter 2009)	(26.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to June 16, 2011, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Dynamic Small Cap Value IntellidexSM Index." "1 Year," "5 Years" and "Since Inception" performance for the RAFI® Fundamental Small Value Index is not available because the Index did not commence calculation and publication until April 15, 2011.

	1 Year	5 Years	Since Inception (3/3/05)
Return Before Taxes	19.48%	0.92%	2.73%
Return After Taxes on Distributions	18.97%	0.43%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	12.62%	0.49%	2.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.66%	2.63%	3.73%
S&P Citigroup Small Cap Value Index (reflects no deduction for fees, expenses or taxes)	20.63%	2.57%	5.49%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	20.63%	2.23%	5.10%
Dynamic Small Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	20.34%	1.70%	3.54%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	June 2007

Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2011

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Porfolio Manager of the Adviser	August 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 38 of the Prospectus.

Summary Information About
Purchases, Sales and Taxes

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at net asset value ("NAV") only with authorized participants ("APs") and only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of each Fund may only be purchased and sold on a national securities exchange through brokers. Shares of each Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of each Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Funds' distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser seeks correlation over time of 0.95 or better between each Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Each Fund generally invests in the securities comprising the applicable Underlying Index in proportion to their weightings in that Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, a Fund may purchase a sample of securities in the applicable Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the applicable Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Additional information about each Fund's Underlying Index construction is set forth below.

RAFI® Fundamental Large Core Index

The RAFI® Fundamental Large Core Index is comprised of common stocks classified by the Index Provider as "large core."

The RAFI® Fundamental Large Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "large" and "core" are selected for inclusion in the RAFI® Fundamental Large Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Large Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Growth Index

The RAFI® Fundamental Mid Growth Index is comprised of common stocks classified by the Index Provider as "mid growth."

The RAFI® Fundamental Mid Growth Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "growth" are selected for inclusion in the RAFI® Fundamental Mid Growth Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Growth Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Core Index

The RAFI® Fundamental Mid Core Index is comprised of common stocks classified by the Index Provider as "mid core."

The RAFI® Fundamental Mid Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "core" are selected for inclusion in the RAFI® Fundamental Mid Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Value Index

The RAFI® Fundamental Mid Value Index is comprised of common stocks classified by the Index Provider as "mid value."

The RAFI® Fundamental Mid Value Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "value" are selected for inclusion in the RAFI® Fundamental Mid Value Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Value Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Small Growth Index

The RAFI® Fundamental Small Growth Index is comprised of stocks classified by the Index Provider as "small growth."

The RAFI® Fundamental Small Growth Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "small" and "growth" are selected for inclusion in the RAFI® Fundamental Small Growth Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Growth Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Small Core Index

The RAFI® Fundamental Small Core Index is comprised of common stocks classified by the Index Provider as "small core."

The RAFI® Fundamental Small Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stocks a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "small" and "core" are selected for inclusion in the RAFI® Fundamental Small Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Small Value Index

The RAFI® Fundamental Small Value Index is comprised of common stocks classified by the Index Provider as "small value."

The RAFI® Fundamental Small Value Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "small" and "value" are selected for inclusion in the RAFI® Fundamental Small Value Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Value Index is reconstituted and rebalanced annually on the third Friday of March.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Common Stock Risk

Common stock risk is the risk that the value of the common stocks held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stocks held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stocks of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Financial Services Sector Risk

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of each of the RAFI® Fundamental Mid Growth Index, RAFI® Fundamental Mid Core Index, RAFI® Fundamental Mid Value Index, RAFI® Fundamental Small Growth Index, RAFI® Fundamental Small Core Index and RAFI® Fundamental Small Value Index was comprised of companies in the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Healthcare Sector Risk

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the RAFI® Fundamental Large Core Index and RAFI® Fundamental Mid Growth Index was comprised of companies in the healthcare sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Information Technology Sector Risk

As of the date of this Prospectus, a significant percentage (i.e., greater than 15%) of the RAFI® Fundamental Mid Growth Index and RAFI® Fundamental Small Growth Index was comprised of companies in the information technology sector. The information technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Concentration Risk

To the extent that a Fund's investments are concentrated within any one industry or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than investments in a number of industries and groups of industries.

REIT Risk

Investments in securities of real estate companies involve risks. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Non-Correlation Risk

The return of a Fund may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected.

Since an Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Non-Principal Investment Strategies

As a principal investment strategy, each Fund will invest at least 90% of its total assets in the component securities that comprise its Underlying Index. As non-principal investment strategies, each Fund may invest its remaining assets in securities not included in its Underlying Index, in other exchange-traded funds, and in money market instruments, including other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom). Each Fund will not implement a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange ("NYSE") is open) for additions and deletions to each Fund's respective Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the strategies described herein, the investment objective and the 80% investment policy of each Fund constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust (the "Trust") without shareholder approval. Each Fund's 80% investment policy is a non-fundamental policy that may be changed by the Board without shareholder approval, upon 60 days prior notice to shareholders. Certain fundamental policies of the Funds are set forth in the Funds' Statement of Additional Information ("SAI"). See "Investment Strategies and Restrictions" in the SAI.

Borrowing Money

Each Fund may borrow money to the extent permitted by the 1940 Act, including to meet shareholder redemptions and for temporary or emergency purposes.

Non-Principal Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in each Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Fund's Underlying Index.

Borrowing Risk

Borrowing may exaggerate the effect on a Fund's NAV per share and in the return on the Fund's portfolio. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund's return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Trading Issues

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Different Than NAV

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

The Adviser is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of $20.3 billion as of March 31, 2011. The Trust is currently comprised of 58 exchange-traded funds.

The Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2007 or since inception, as applicable. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2011. Mr. Betts has been a Portfolio Manager of the Adviser since November 2008. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager of the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008. He received a Bachelor of Arts from Wheaton College.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives fees from each Fund equal to 0.29% of the Fund's average daily net assets. Prior to June 16, 2011, each Fund's annual management fee was 0.50% of the Fund's average daily net assets.

The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of average daily net assets per year (the "Expense Cap"), at least until August 31, 2012. The offering costs excluded from the 0.39% Expense Cap for each Fund are: (a) initial legal fees pertaining to each Fund's Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap. Prior to June 16, 2011, each Fund's Expense Cap was 0.60% and excluded sub-licensing fees.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement for each Fund will be available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2011.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members and officers who are not "interested persons" of the Trust or the Adviser, expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for those members of the Board who are not "interested persons" of the Trust and extraordinary expenses.

How to Buy and Sell Shares

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Fundamental Pure Large Core Portfolio	PXLC	NYSE Arca

PowerShares Fundamental Pure Mid Growth Portfolio	PXMG	NYSE Arca

PowerShares Fundamental Pure Mid Core Portfolio	PXMC	NYSE Arca

PowerShares Fundamental Pure Mid Value Portfolio	PXMV	NYSE Arca

PowerShares Fundamental Pure Small Growth Portfolio	PXSG	NYSE Arca

PowerShares Fundamental Pure Small Core Portfolio	PXSC	NYSE Arca

PowerShares Fundamental Pure Small Value Portfolio	PXSV	NYSE Arca

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"), and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in

DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by a Fund in exchange for Shares of the Fund and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may only be purchased and redeemed directly from the Funds in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders will qualify for taxation at the reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange on which the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or since its inception if the Fund has less than five fiscal years of operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information (except for the six months ended October 31, 2010) has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2010, which is available upon request. The information for the six months ended October 31, 2010 has been derived from the Funds' unaudited financial statements, which are included in the Funds' Semi-Annual Report for the fiscal period ended October 31, 2010, which is available upon request.

PowerShares Fundamental Pure Large Core Portfolio

	Six Months Ended October 31, 2010	Year Ended April 30,			For the Period December 1, 2006* through
	(Unaudited)	2010	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.26	$17.56	$25.92	$27.00	$25.18
Net investment income**	0.16	0.27	0.34	0.27	0.12
Net realized and unrealized gain (loss) on investments	(0.10)	5.74	(8.44)	(1.14)	1.78
TOTAL FROM INVESTMENT OPERATIONS	0.06	6.01	(8.10)	(0.87)	1.90
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)	(0.31)	(0.26)	(0.21)	(0.08)
NET ASSET VALUE AT END OF PERIOD	$23.17	$23.26	$17.56	$25.92	$27.00
SHARE PRICE AT END OF PERIOD***	$23.17	$23.26	$17.55
NET ASSET VALUE, TOTAL RETURN****	0.29%	34.56%	(31.47)%	(3.26)%	7.55%
SHARE PRICE TOTAL RETURN****	0.29%	34.64%	(31.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$31,275	$38,376	$33,355	$25,922	$10,798
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.65%†	0.65%	0.65%	0.73%	0.74%†
Expenses, prior to (Waivers) and/or Recapture	0.98%†	0.88%	0.93%	1.38%	1.45%†
Net investment income (loss), after (Waivers) and/or Recapture	1.48%†	1.32%	1.71%	1.03%	1.05%†
Portfolio turnover rate††	29%	62%	57%	49%	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$(0.01)	$0.04	$0.06	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Fundamental Pure Mid Growth Portfolio

	Six Months Ended October 31, 2010		Year Ended April 30,
	(Unaudited)		2010		2009	2008		2007		2006
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$19.11		$13.87		$22.29	$21.09		$18.79		$13.92
Net investment income (loss)*	0.00	(a)	0.00	(a)	(0.01)	0.00	(a)	(0.03)		0.28
Net realized and unrealized gain (loss) on investments	0.57		5.25		(8.41)	1.20		2.44		4.59
TOTAL FROM INVESTMENT OPERATIONS	0.57		5.25		(8.42)	1.20		2.41		4.87
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		(0.00	)(a)	—	—		(0.11)		—
Return of capital	—		(0.01)		—	(0.00	)(a)	(0.00	)(a)	—
TOTAL DISTRIBUTIONS	—		(0.01)		—	(0.00)		(0.11)		—
NET ASSET VALUE AT END OF YEAR	$19.68		$19.11		$13.87	$22.29		$21.09		$18.79
SHARE PRICE AT END OF YEAR**	$19.68		$19.10		$13.85
NET ASSET VALUE, TOTAL RETURN***	2.98%		37.89%		(37.78)%	5.70%		12.91%		34.99%
SHARE PRICE TOTAL RETURN***	3.04%		38.02%		(37.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$112,155		$128,044		$140,038	$390,146		$189,794		$103,325
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.63	%†	0.63%		0.63%	0.63%		0.63%		0.65%
Expenses, prior to (Waivers) and/or Recapture	0.69	%†	0.66%		0.61%	0.60%		0.73%		0.90%
Net investment income (loss), after (Waivers) and/or Recapture	0.01	%†	0.03%		(0.07)%	(0.01)%		(0.15)%		1.56%
Portfolio turnover rate††	36%		75%		81%	80%		69%		86%
Undistributed net investment income (loss) included in price of units issued and redeemed*#	$(0.00	)(a)	$(0.00	)(a)	$0.01	$(0.01)		$0.02		—

*  Based on average shares outstanding.

**  The mean between the last bid and ask prices.

***  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Fundamental Pure Mid Core Portfolio

	Six Months Ended October 31, 2010		Year Ended April 30,				For the Period December 1, 2006* through
	(Unaudited)		2010		2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.05		$16.30		$25.47	$27.98	$25.26
Net investment income**	0.08		0.18		0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.27		6.73		(9.17)	(2.49)	2.68
TOTAL FROM INVESTMENT OPERATIONS	0.35		6.91		(9.04)	(2.38)	2.78
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)		(0.16)		(0.13)	(0.13)	(0.06)
NET ASSET VALUE AT END OF PERIOD	$23.31		$23.05		$16.30	$25.47	$27.98
SHARE PRICE AT END OF PERIOD***	$23.31		$23.04		$16.29
NET ASSET VALUE, TOTAL RETURN****	1.52%		42.59%		(35.57)%	(8.54)%	11.04%
SHARE PRICE TOTAL RETURN****	1.56%		42.62%		(35.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$20,982		$25,353		$17,929	$25,469	$11,190
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.65	%†	0.65%		0.65%	0.73%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.18	%†	1.11%		1.17%	1.34%	1.55	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.70	%†	0.92%		0.67%	0.42%	0.91	%†
Portfolio turnover rate††	27%		76%		79%	99%	7%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.00	)(a)	$0.01	$(0.01)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Fundamental Pure Mid Value Portfolio

	Six Months Ended October 31, 2010		Year Ended April 30,
	(Unaudited)		2010		2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$15.37		$11.16		$16.89	$20.25	$17.22	$14.47
Net investment income*	0.07		0.23		0.26	0.22	0.29	0.22
Net realized and unrealized gain (loss) on investments	(0.26)		4.24		(5.75)	(3.32)	2.97	2.78
TOTAL FROM INVESTMENT OPERATIONS	(0.19)		4.47		(5.49)	(3.10)	3.26	3.00
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.07)		(0.26)		(0.24)	(0.26)	(0.23)	(0.25)
NET ASSET VALUE AT END OF YEAR	$15.11		$15.37		$11.16	$16.89	$20.25	$17.22
SHARE PRICE AT END OF YEAR**	$15.10		$15.36		$11.13
NET ASSET VALUE, TOTAL RETURN***	(1.21)%		40.58%		(32.71)%	(15.47)%	19.14%	20.85%
SHARE PRICE TOTAL RETURN***	(1.21)%		40.88%		(32.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$38,527		$43,818		$39,056	$79,380	$109,356	$56,815
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.63	%†	0.63%		0.63%	0.63%	0.63%	0.67%
Expenses, prior to (Waivers) and/or Recapture	0.89	%†	0.84%		0.78%	0.68%	0.82%	1.13%
Net investment income (loss), after (Waivers) and/or Recapture	0.89	%†	1.76%		1.95%	1.14%	1.64%	1.33%
Portfolio turnover rate††	35%		86%		94%	53%	43%	117%
Undistributed net investment income (loss) included in price of units issued and redeemed*#	$(0.00	)(a)	$(0.00	)(a)	$(0.01)	$0.00 (a)	$0.01	—

*  Based on average shares outstanding.

**  The mean between the last bid and ask prices.

***  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Fundamental Pure Small Growth Portfolio

	Six Months Ended October 31, 2010	Year Ended April 30,
	(Unaudited)	2010	2009	2008		2007	2006
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$14.12	$10.49	$15.71	$18.59		$18.51	$13.90
Net investment income (loss)*	(0.02)	0.05	0.01	(0.05)		(0.05)	0.11
Net realized and unrealized gain (loss) on investments	0.43	3.67	(5.23)	(2.83)		0.13	4.50
TOTAL FROM INVESTMENT OPERATIONS	0.41	3.72	(5.22)	(2.88)		0.08	4.61
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(0.07)	—	—		—	—
Return of capital	—	(0.02)	—	—		—	—
TOTAL DISTRIBUTIONS	—	(0.09)	—	—		—	—
NET ASSET VALUE AT END OF YEAR	$14.53	$14.12	$10.49	$15.71		$18.59	$18.51
SHARE PRICE AT END OF YEAR**	$14.52	$14.10	$10.48
NET ASSET VALUE, TOTAL RETURN***	2.90%	35.60%	(33.23)%	(15.49)%		0.43%	33.17%
SHARE PRICE TOTAL RETURN***	2.98%	35.54%	(33.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$27,613	$32,473	$31,484	$51,846		$61,347	$118,465
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.63%†	0.63%	0.63%	0.63%		0.63%	0.65%
Expenses, prior to (Waivers) and/or Recapture	1.05%†	0.94%	0.86%	0.77%		0.84%	0.90%
Net investment income (loss), after (Waivers) and/or Recapture	(0.37)%†	0.41%	0.11%	(0.27)%		(0.32)%	0.65%
Portfolio turnover rate††	52%	113%	109%	78%		114%	120%
Undistributed net investment income (loss) included in price of units issued and redeemed*#	$0.01	$0.01	$0.00 (a)	$(0.00	)(a)	$(0.02)	—

*  Based on average shares outstanding.

**  The mean between the last bid and ask prices.

***  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning at the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Fundamental Pure Small Core Portfolio

	Six Months Ended October 31, 2010		Year Ended April 30,			For the Period December 1, 2006* through
	(Unaudited)		2010	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$21.07		$15.03	$23.31	$26.68	$25.17
Net investment income**	0.02		0.11	0.08	0.06	0.00	(a)
Net realized and unrealized gain (loss) on investments	(0.84)		6.08	(8.31)	(3.13)	1.51
TOTAL FROM INVESTMENT OPERATIONS	(0.82)		6.19	(8.23)	(3.07)	1.51
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		(0.14)	(0.05)	(0.08)	(0.00	)(a)
Return of capital	—		(0.01)	—	(0.22)	—
TOTAL DISTRIBUTIONS	—		(0.15)	(0.05)	(0.30)	(0.00)
NET ASSET VALUE AT END OF PERIOD	$20.25		$21.07	$15.03	$23.31	$26.68
SHARE PRICE AT END OF PERIOD***	$20.24		$21.05	$15.00
NET ASSET VALUE, TOTAL RETURN****	(3.89)%		41.37%	(35.34)%	(11.61)%	6.01%
SHARE PRICE TOTAL RETURN****	(3.85)%		41.52%	(35.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$16,201		$18,960	$13,530	$16,314	$8,005
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.65	%†	0.65%	0.65%	0.79%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.38	%†	1.26%	1.35%	1.96%	1.55	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.26	%†	0.59%	0.47%	0.26%	0.04	%†
Portfolio turnover rate††	52%		93%	81%	103%	52%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$0.00 (a)	$0.01	$0.05	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning at the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Fundamental Pure Small Value Portfolio

	Six Months Ended October 31, 2010		Year Ended April 30,
	(Unaudited)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$14.64		$10.38	$15.80	$18.68	$17.01	$13.79
Net investment income*	0.11		0.09	0.12	0.16	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.72)		4.25	(5.43)	(2.47)	1.67	3.22
TOTAL FROM INVESTMENT OPERATIONS	(0.61)		4.34	(5.31)	(2.31)	1.80	3.33
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)		(0.08)	(0.11)	(0.16)	(0.13)	(0.11)
Return of capital	—		—	—	(0.41)	—	—
TOTAL DISTRIBUTIONS	(0.05)		(0.08)	(0.11)	(0.57)	(0.13)	(0.11)
NET ASSET VALUE AT END OF YEAR	$13.98		$14.64	$10.38	$15.80	$18.68	$17.01
SHARE PRICE AT END OF YEAR**	$13.96		$14.62	$10.36
NET ASSET VALUE, TOTAL RETURN***	(4.16)%		42.03%	(33.69)%	(12.51)%	10.64%	24.20%
SHARE PRICE TOTAL RETURN***	(4.17)%		42.11%	(33.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$62,895		$72,453	$62,253	$91,667	$117,680	$66,339
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.63	%†	0.63%	0.63%	0.63%	0.63%	0.66%
Expenses, prior to (Waivers) and/or Recapture	0.79	%†	0.74%	0.73%	0.67%	0.80%	1.06%
Net investment income (loss), after (Waivers) and/or Recapture	1.63	%†	0.73%	1.00%	0.91%	0.73%	0.73%
Portfolio turnover rate††	61%		116%	98%	86%	76%	118%
Undistributed net investment income (loss) included in price of units issued and redeemed*#	$(0.00	)(a)	$0.00 (a)	$0.00 (a)	$(0.03)	$0.01	—

*  Based on average shares outstanding.

**  The mean between the last bid and ask prices.

***  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

Index Providers

Each Underlying Index is calculated and maintained by the Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index

PowerShares Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index

PowerShares Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index

PowerShares Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index

PowerShares Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index

PowerShares Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index

PowerShares Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index

Disclaimers

The RAFI® Fundamental Large Core Index, RAFI® Fundamental Mid Growth Index, RAFI® Fundamental Mid Core Index, RAFI® Fundamental Mid Value Index, RAFI® Fundamental Small Growth Index, RAFI® Fundamental Small Core Index and the RAFI® Fundamental Small Value Index are trademarks of the Index Provider and have been licensed for use for certain purposes by the Adviser.

The Index Provider has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of the Index Provider, (US Patent Nos. 7,620,577; 7,747,502; and 7,792,719; Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index" and/or "Research Affiliates Fundamental Index" and/or "RAFI" and/or all other Index Provider trademarks, trade names, patented and patent-pending concepts are the exclusive property of the Index Provider.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying

Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of

Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report, free of charge, or to make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-STYLE-PRO-1

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated June 16, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated June 16, 2011 for PowerShares Exchange-Traded Fund Trust (the "Trust"), relating to the series of the Trust listed below (each, a "Fund" and, collectively, the "Funds"), as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Fundamental Pure Large Core Portfolio	NYSE Arca, Inc.	PXLC

PowerShares Fundamental Pure Mid Growth Portfolio	NYSE Arca, Inc.	PXMG

PowerShares Fundamental Pure Mid Core Portfolio	NYSE Arca, Inc.	PXMC

PowerShares Fundamental Pure Mid Value Portfolio	NYSE Arca, Inc.	PXMV

PowerShares Fundamental Pure Small Growth Portfolio	NYSE Arca, Inc.	PXSG

PowerShares Fundamental Pure Small Core Portfolio	NYSE Arca, Inc.	PXSC

PowerShares Fundamental Pure Small Value Portfolio	NYSE Arca, Inc.	PXSV

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund's 2010 Annual Report, as well as the unaudited financial statements for each Fund contained in each Fund's 2010 Semi-Annual Report, are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual or Semi-Annual Report are incorporated by reference herein.

TABLE OF CONTENTS

General Description of the Trust and the Funds	1

Exchange Listing and Trading	1

Investment Strategies and Restrictions	1

Investment Policies and Risks	3

Portfolio Turnover	5

Disclosure of Portfolio Holdings	5

Management	6

Brokerage Transactions	24

Additional Information Concerning the Trust	25

Creation and Redemption of Creation Unit Aggregations	27

Taxes	33

Determination of NAV	36

Dividends and Distributions	37

Miscellaneous Information	37

Financial Statements	37

Appendix A	A-1

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 58 investment portfolios. This SAI relates to seven of the investment portfolios. Because each Fund is "diversified," each Fund's investments are required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield of a specific benchmark index (each, an "Underlying Index"). Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Each Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. The Funds are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. The Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares of each Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Restrictions

The Funds have adopted as fundamental policies their respective investment restrictions numbered (1) through (10) below. Each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective underlying index that the Fund replicates,

1

concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(5)  With respect to PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(6)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(7)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(8)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(9)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(10)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (4) and (5), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (4) and (5), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures

2

contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to normally invest at least 80% of its total assets in securities suggested by its name. Each Fund also has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the "Summary Information—Principal Investment Strategies" and "Summary Information—Principal Risks of Investing in the Fund" sections applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section of the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

3

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that a Fund may not replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of its Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Each Fund is not actively managed, and therefore would not necessarily sell a security unless the security is removed from its Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period(s) or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over one-year period(s), by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Borrowing. Each Fund may borrow money to the extent permitted under the Investment Restrictions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or (iii) for cash management purposes. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; and (iv) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

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REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. Each Fund may invest in both publicly and privately traded REITs.

Each Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Exchange Listing and Trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

PORTFOLIO TURNOVER

No Fund's portfolio turnover rate for the fiscal year ended April 30, 2011 varied significantly from such Fund's portfolio turnover rate for the fiscal year ended April 30, 2010.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

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Form N-Q and Form N-CSR for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form NQ and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2003	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2006 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

*  This is the date an Officer began serving the Trust. Each Officer serves a one-year term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Todd L. Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.—registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date an Officer began serving the Trust. Each Officer serves a one-year term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Large Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Mid Value Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	$10,001-$50,000	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	over $100,000	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Core Portfolio	Dollar Range of Equity Securities in the PowerShares Fundamental Pure Small Value Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	None	None	over $100,000
Todd J. Barre	None	None	None	over $100,000
Marc M. Kole	None	None	None	over $100,000
Philip M. Nussbaum	None	None	None	over $100,000
Donald H. Wilson	None	None	$10,001-$50,000	over $100,000
H. Bruce Bond	None	None	None	over $100,000
Kevin M. Carome	None	None	None	None

As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended April 30, 2011, the Board held eight meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2011, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended April 30, 2011, the Nominating and Governance Committee held four meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and

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operations of the Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000- 2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

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Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2011, the lead Independent Trustee receives an additional $40,000 per year and, effective May 1, 2011, the chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all to be allocated in the same manner as the Retainer. Prior to May 1, 2011, each Committee chair received an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Trust or PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

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The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2011:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Ronn R. Bagge	$105,884	N/A	$205,000
Todd J. Barre	$100,719	N/A	$195,000
Marc M. Kole	$105,884	N/A	$205,000
Philip M. Nussbaum	$100,719	N/A	$195,000
Donald H. Wilson	$107,606	N/A	$208,333
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee for the fiscal year ended April 30, 2011 before deferral by the Trustees under the DC Plan. As of April 30, 2011, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $20,500 and $195,000, respectively.

As of December 31, 2010, the Trustees and Officers of the Trust, as a group, owned less than 1% of each Fund's outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of May 31, 2011:

POWERSHARES FUNDAMENTAL PURE LARGE CORE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	14.13%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.65%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.06%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	10.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.01%

POWERSHARES FUNDAMENTAL PURE MID GROWTH PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.80%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.61%

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POWERSHARES FUNDAMENTAL PURE MID GROWTH PORTFOLIO (continued)

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.74%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.66%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.38%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.50%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	6.01%

POWERSHARES FUNDAMENTAL PURE MID CORE PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.20%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.87%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.73%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.31%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.61%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.75%
RBC Capital Markets 1 Liberty Plaza #300 New York, NY 10006	5.59%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.43%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.30%

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POWERSHARES FUNDAMENTAL PURE MID VALUE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	17.93%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.18%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.65%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.75%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.55%

POWERSHARES FUNDAMENTAL PURE SMALL GROWTH PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	64.39%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.03%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.74%

POWERSHARES FUNDAMENTAL PURE SMALL CORE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.51%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.08%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.40%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.29%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.81%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.23%

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POWERSHARES FUNDAMENTAL PURE SMALL VALUE PORTFOLIO

Name & Address	% Owned
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	37.09%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.97%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.85%

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board of Trustees members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board of Trustees members). The shareholder may send the communication to either the Trust's office or directly to such Board of Trustees members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management. Such communications will be forwarded to the Board of Trustees at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette and Brian Picken.

As of April 30, 2011, Mr. Hubbard managed 102 registered investment companies with a total of approximately $21.1 billion in assets, 18 other pooled investment vehicles with approximately $1.4 billion in assets and no other accounts.

As of April 30, 2011, Mr. Betts managed 24 registered investment companies with a total of approximately $6.4 billion in assets, 18 other pooled investment vehicles with approximately $1.4 billion in assets and no other accounts.

As of April 30, 2011, Mr. Jeanette managed 69 registered investment companies with a total of approximately $10.2 billion in assets, no other pooled investment vehicles and no other accounts.

As of April 30, 2011, Mr. Picken managed 69 registered investment companies with a total of approximately $10.2 billion in assets, no other pooled investment vehicles and no other accounts.

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The Portfolio Managers do not manage any accounts with respect to which the advisory fee is based on the performance of the account.

Although the Funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index or Underlying Intellidex. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the portfolio manager or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of April 30, 2011, Messrs. Hubbard, Betts, Jeanette and Picken did not own any securities of the Funds.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust (the "Investment Advisory Agreement"), each Fund has agreed to pay an annual management fee equal to 0.29% of its average daily net assets (the "Advisory Fee"). Prior to June 16, 2011, each Fund's annual management fee was 0.50% of the Fund's average daily net assets.

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses, litigation expenses, fees payable to the Trust's Board members and officers who are not "interested persons" of the Trust or the Adviser, expenses incurred in connection with the Board members' services, including travel expenses and legal fees of counsel for those members of the Board who are not "interested persons" of the Trust and extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of its average net assets (the "Expense Cap"), at least until August 31, 2012. The offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Fund's Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by each Fund if it would result in the Fund exceeding its Expense Cap. Prior to June 16, 2011, each Fund's Expense Cap was 0.60% and excluded sub-licensing fees.

A Fund's operating expenses used in determining whether the Fund meets or exceeds its Expense Cap do not include any "Acquired Fund Fees and Expenses" borne indirectly by the Fund. Acquired Fund Fees and Expenses reflect the pro rata share of the fees and expenses, including management fees, of the investment companies in which a Fund invests. While such expenses are not direct operating expenses of a Fund, the Fund is required to include any Acquired Fund Fees and Expenses in the "Total Annual Fund Operating Expenses" shown in its Prospectus fee table. As a result, the "Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption" displayed in a Fund's Prospectus may exceed the Fund's Expense Cap.

The aggregate amount of the Advisory Fee earned with respect to each Fund by the Adviser during the Fund's fiscal years ended April 30, 2009, 2010 and 2011, and the aggregate amount of fees waived by the Adviser

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(net of expenses reimbursed to the Adviser under the Expense Agreement) during those periods are set forth in the chart below.

	Advisory Fees Earned for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2009	April 30, 2010	April 30, 2011	April 30, 2009	April 30, 2010	April 30, 2011	Date of Commencement of Operations
PowerShares Fundamental Pure Large Core Portfolio	$153,981	$191,981	$165,216	$(86,975)	$(87,338)	(112,727)	12/1/06
PowerShares Fundamental Pure Mid Growth Portfolio	$1,269,358	$658,924	$582,335	$48,844	$(35,946)	(67,548)	3/3/05
PowerShares Fundamental Pure Mid Core Portfolio	$95,334	$109,792	$108,330	$(98,727)	$(100,746)	(120,297)	12/1/06
PowerShares Fundamental Pure Mid Value Portfolio	$273,120	$212,719	$198,084	$(82,973)	$(88,952)	(110,527)	3/3/05
PowerShares Fundamental Pure Small Growth Portfolio	$205,899	$160,859	$189,169	$(95,761)	$(100,066)	(112,773)	3/3/05
PowerShares Fundamental Pure Small Core Portfolio	$75,181	$86,009	$84,735	$(105,230)	$(104,162)	(128,503)	12/1/06
PowerShares Fundamental Pure Small Value Portfolio	$379,806	$340,392	$321,279	$(72,695)	$(74,209)	(106,106)	3/3/05

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay St., New York, New York 10286.

BNYM serves as Administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and each Fund. BNYM will generally assist in all aspects of the Trust's and the Funds' operations including; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees, provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

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Pursuant to the Administrative Services Agreement and the Fund Accounting Agreement between BNYM and the Trust, each Fund has agreed to pay a combined annual accounting and administrative services fee of 0.05% of its average daily net assets or the minimum annual fee of $75,000, whichever is higher. Effective June 1, 2009, a fee reduction of approximately $1.2 million per year over a five-year period will be applied to all domestic Invesco accounts, including the Trust and the other trusts in the Fund Family that are serviced by BNYM. The portion of such fee reduction in the amount of $912,000 will be allocated to the Trust and the other trusts in the Fund Family that are serviced by BNYM for the year ended December 31, 2010. The fee reduction amounts for the remaining years may vary. The aggregate amount of the administrative fee paid by each Fund to BNYM during the Fund's fiscal years ended April 30, 2009, 2010 and 2011 are set forth in the chart below.

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2009	April 30, 2010	April 30, 2011
PowerShares Fundamental Pure Large Core Portfolio	$74,983	$64,668	$68,240
PowerShares Fundamental Pure Mid Growth Portfolio	$83,071	$71,034	$68,240
PowerShares Fundamental Pure Mid Core Portfolio	$74,983	$64,668	$68,240
PowerShares Fundamental Pure Mid Value Portfolio	$74,983	$64,668	$68,240
PowerShares Fundamental Pure Small Growth Portfolio	$74,983	$64,668	$68,240
PowerShares Fundamental Pure Small Core Portfolio	$74,983	$64,668	$68,240
PowerShares Fundamental Pure Small Value Portfolio	$74,983	$64,668	$68,240

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay St., New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent of the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to the Custodian Agreement between BNYM and the Trust, each Fund has agreed to pay the higher of: (1) an annual custody fee of up to 0.00675% of the Trust's average daily net assets which will be allocated among the Funds based on each Fund's average daily net assets; and (2) the minimum annual fee of $3,600.

Pursuant to the Transfer Agency Agreement between BNYM and the Trust, each Fund has agreed to an annual minimum transfer agency fee of $2,400.

Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as

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defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
PowerShares Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
PowerShares Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
PowerShares Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
PowerShares Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
PowerShares Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
PowerShares Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index

Additional information about each Fund's Underlying Index methodology is set forth below.

RAFI® Fundamental Large Core Index

The RAFI® Fundamental Large Core Index is comprised of common stocks classified by the Index Provider as "large core."

The RAFI® Fundamental Large Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "large" and "core" are selected for inclusion in the RAFI® Fundamental Large Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Large Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Growth Index

The RAFI® Fundamental Mid Growth Index is comprised of common stocks classified by the Index Provider as "mid growth."

The RAFI® Fundamental Mid Growth Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be

20

excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "growth" are selected for inclusion in the RAFI® Fundamental Mid Growth Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Growth Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Core Index

The RAFI® Fundamental Mid Core Index is comprised of common stocks classified by the Index Provider as "mid core."

The RAFI® Fundamental Mid Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "core" are selected for inclusion in the RAFI® Fundamental Mid Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Mid Value Index

The RAFI® Fundamental Mid Value Index is comprised of common equity securities classified by the Index Provider as "mid value."

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The RAFI® Fundamental Mid Value Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks securities are classified as "growth," "core" or "value."

3)  Common stocks classified as "mid" and "value" are selected for inclusion in the RAFI® Fundamental Mid Value Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Mid Value Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Small Growth Index

The RAFI® Fundamental Small Growth Index is comprised of common equity securities classified by the Index Provider as "small growth."

The RAFI® Fundamental Small Growth Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "small" and "growth" are selected for inclusion in the RAFI® Fundamental Small Growth Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Growth Index is reconstituted and rebalanced annually on the third Friday of March.

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RAFI® Fundamental Small Core Index

The RAFI® Fundamental Small Core Index is comprised of common stocks classified by the Index Provider as "small core."

The RAFI® Fundamental Small Core Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

3)  Common stocks classified as "small" and "core" are selected for inclusion in the RAFI® Fundamental Small Core Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Core Index is reconstituted and rebalanced annually on the third Friday of March.

RAFI® Fundamental Small Value Index

The RAFI® Fundamental Small Value Index is comprised of common stocks classified by the Index Provider as "small value."

The RAFI® Fundamental Small Value Index is constructed from the 2,500 largest U.S. companies, selected based on the following four fundamental measures of company size: latest available book value, cash flow averaged over the prior five years, sales averaged over the prior five years and total dividend distributions averaged over the prior five years. A composite fundamental weight is calculated for each common stock by equally weighting the four fundamental measures. For companies that have never paid dividends, that measure will be excluded from the average. Each common stock is then classified as "large," "mid" or "small" and "growth," "core" or "value" in the following manner:

1)  Common stocks are segregated into three size groups: "large," "mid" and "small." Common stocks are divided among these groups based on their fundamental weight. The top 70% of common stocks measured by fundamental weight comprise the "large" size group, the next 20% comprise the "mid" size group, and the final 10% comprise the "small" size group. Common stocks which have a substantially different fundamental weight relative to their market capitalization (i.e., company share price multiplied by number of shares outstanding) weight are excluded.

2)  Once classified into the three size groups, common stocks are then classified as "growth," "core" or "value." The Index Provider uses a methodology using fundamental measures of growth and value to give each common stock a style score. Based on this style score, common stocks are classified as "growth," "core" or "value."

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3)  Common stocks classified as "small" and "value" are selected for inclusion in the RAFI® Fundamental Small Value Index. Common stocks included in the Index are weighted by their composite fundamental weight.

The RAFI® Fundamental Small Value Index is reconstituted and rebalanced annually on the third Friday of March.

Disclaimers. The RAFI® Fundamental Large Core Index, RAFI® Fundamental Mid Growth Index, RAFI® Fundamental Mid Core Index, RAFI® Fundamental Mid Value Index, RAFI® Fundamental Small Growth Index, RAFI® Fundamental Small Core Index and the RAFI® Fundamental Small Value Index are trademarks of the Index Provider and have been licensed for use for certain purposes by the Adviser.

The Index Provider has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of the Index Provider, (US Patent Nos. 7,620,577; 7,747,502; and 7,792,719; Patent Pending Publ. Nos. US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0191628, US-2010-0262563, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index " and/or "Research Affiliates Fundamental Index " and/or "RAFI" and/or all other Index Provider trademarks, trade names, patented and patent-pending concepts are the exclusive property of the Index Provider.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

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The aggregate brokerage commissions paid by each Fund during the Fund's fiscal years ended April 30, 2009, 2010 and 2011 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2009	April 30, 2010	April 30, 2011
PowerShares Fundamental Pure Large Core Portfolio	$10,932	$10,917	$6,411
PowerShares Fundamental Pure Mid Growth Portfolio	$130,079	$69,543	$52,793
PowerShares Fundamental Pure Mid Core Portfolio	$14,887	$10,061	$5,975
PowerShares Fundamental Pure Mid Value Portfolio	$42,990	$27,061	$13,827
PowerShares Fundamental Pure Small Growth Portfolio	$41,762	$43,333	$22,059
PowerShares Fundamental Pure Small Core Portfolio	$13,535	$16,059	$10,750
PowerShares Fundamental Pure Small Value Portfolio	$80,747	$95,447	$59,049

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000 pursuant to a Declaration of Trust ("Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 58 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund principally consists of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

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Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Transfer Agent no later than the closing time of the regular trading session on the NYSE, as applicable ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain

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representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Funds may be placed through the Clearing Process (see "Placement of Creation Orders Using Clearing Process") or outside the Clearing Process.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

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Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee and the maximum creation transaction fee for each Fund are $500 and $2,000, respectively.

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than

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Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is

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accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to continue to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions

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to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. Nonresident shareholders that own, either directly or indirectly, more than 5% of a class of Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Shares.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are generally taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers are generally taxed at a maximum of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders will qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts and character of its distributions for tax purposes.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

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The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a noncorporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2012 (or later date if extended by the U.S. Congress), a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. Each Fund that meets this requirement intends to make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund's election to "pass-through"

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amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Funds' gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders for the fiscal year ended April 30, 2010 and filed electronically with the SEC, and the unaudited financial statements contained in the Trust's Semi-Annual Report to shareholders for the six month period ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Reports at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

Invesco Powershares Capital Management LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares' proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

P-STYLE-SOAI-1

A-1